Summary Prospectus April 29, 2022
TIFF Multi-Asset Fund
Before you invest in TIFF Multi-Asset Fund (the “Fund”), you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s prospectus and statement of additional information dated April 29, 2022 (as may be amended or supplemented), are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at https://www.tipfunds.org. You may also obtain this information at no charge by calling 1-800-984-0084 or by sending an e-mail request to info@tiff.org.
Pursuing investment excellence
on behalf of endowed non-profits

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TIFF Multi-Asset Fund Summary
Investment Objective
The Fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.
The Fund’s performance objective (which is non-fundamental) is to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index, plus 5% per annum.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
Shareholder Fees (fees paid directly from your investment):
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.55%
Other Expenses	0.37%
Other Expenses	0.17%
Expenses for Securities Sold Short	0.20%
Acquired Fund Fees and Expenses	0.52%
Total Annual Fund Operating Expenses [a]	1.44%

[a]
Total Annual Fund Operating Expenses does not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$147	$456	$787	$1,724
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for members that are subject to income or excise taxes. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its objective through two principal means: (1) diversification across multiple asset classes and (2) active security selection. As a “multi-manager” fund, in addition to the Fund’s investment advisor, TIFF Advisory Services, Inc. (“TAS”), the Fund engages external money managers to manage a portion of the Fund’s assets. The Fund also invests a portion of its assets in other investment funds (referred to in this prospectus summary and in the prospectus as “acquired funds”), such as exchange-traded funds, open-end

TIFF Multi-Asset Fund Summary
mutual funds, and private investment funds, such as hedge funds. Acquired fund investments are made subject to the limits of the Investment Company Act of 1940, as amended, and any related rules, regulations or exemptions, and the Fund’s policy limiting investments in illiquid investments to no more than 15% of net assets. Asset class allocations and allocations to money managers and acquired funds may change from time to time.
The Fund invests, either directly or indirectly through its investments in acquired funds, in common and preferred stocks, securities issued or guaranteed by the US government, its agencies and instrumentalities, including Treasury bonds and Treasury inflation-protected securities (“TIPS”), and short-term investments, such as high-quality, short-term money market instruments. In addition, the Fund invests in synthetic and derivative instruments, such as futures, options, swaps, and forward foreign currency exchange contracts, in order to gain or hedge exposure to the Fund’s performance benchmark, one or more asset classes or categories of the benchmark, geographic exposures, or individual positions, including currency exposures. Among other uses, these investments are designed to complement the Fund’s other holdings, and may be used in part to adjust the Fund’s overall exposures toward the levels desired by TAS. As part of its investment strategy, the Fund may take short positions in which it sells securities it does not own. In order to settle such short sales, the Fund must borrow or otherwise acquire the securities that it sold short to make delivery to the buyer. The Fund is then obligated to replace borrowed securities by purchasing them at the market price at the time of replacement.
TAS also pursues a direct trading strategy whereby it invests a portion of the Fund’s assets directly in a limited number of publicly traded equity securities (typically, not more than 20). The issuers of such securities may be of any size, operate in any industry, and have domestic as well as international operations. TAS chooses these direct equity holdings from the listed equity positions reported on Form 13F by a small group of long-oriented, active investment managers based upon TAS’s belief that such managers have demonstrated an ongoing ability to add value through security selection and tend not to trade holdings frequently.
The Fund invests broadly in issuers domiciled in the United States and foreign countries. The Fund’s foreign securities may be denominated in currencies other than the US dollar. Under normal circumstances, up to 50% of the Fund’s assets may be invested in foreign securities, including emerging market securities. The Fund invests in companies of all sizes as measured by market capitalization. A portion of the Fund’s assets may be invested in smaller companies. The Fund’s investments in bonds and other debt obligations are not subject to any stated limitations on maturity. Up to 20% of the Fund’s assets may be invested in debt obligations rated below investment grade, or if unrated, determined to be comparable quality (known as high yield bonds or “junk bonds”).
The Multi-Asset Fund Constructed Index is a blended index comprised of three broad investment categories, weighted according to policy norms (or weights), with each category assigned a benchmark selected by TAS. The boards of TAS and TIP view the Constructed Index, in general, as an appropriate long-term asset mix for non-profit organizations that seek to maintain the inflation-adjusted value of their assets while distributing 5% of these assets annually. However, no assurance can be given that this result may be achieved.
Effective January 1, 2021, the Constructed Index is comprised of the following investment categories, weights, and benchmarks:
Category	Weight	Benchmark
Equity-Oriented Assets	65%	MSCI All Country World Index
Diversifying Strategies (Hedge Funds and Other)	20%	HFRI Fund of Funds Composite Index
Fixed Income (Including Cash)	15%	2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 Bank of America Merrill Lynch US 6-month Treasury Bill Index
The Constructed Index weights are rebalanced by TAS at each month-end; those from July 1, 2009 through December 31, 2015 reflect quarter-end rebalancing. Actual weights in the Fund tend to vary over time.

TIFF Multi-Asset Fund Summary
Principal Investment Risks
The Fund’s principal investment risks are presented below in alphabetical order, and not in the order of importance or potential exposure, so as to facilitate the reader’s ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
As with all investments, there are certain risks associated with investing in the Fund, and you could lose money on an investment in the Fund. Fluctuations in the market value of the investments held in the Fund’s portfolio could cause members’ shares, when redeemed, to be worth more or less than their original cost. The principal risks associated with the Fund’s primary investment policies and strategies are summarized below.
Acquired Funds Risk.   As an investor in an acquired fund, the Fund will bear its ratable share of expenses, including advisory and administration fees, of the acquired fund. Acquired funds that are private investment funds are generally exempt from registration under the federal and state securities laws and, therefore, investors in such private funds, including the Fund, may not benefit from the protections afforded by those laws. Investments by the Fund in a private investment fund are generally not subject to the limitations imposed under the Investment Company Act of 1940 on shares held by a mutual fund in other registered investment companies. Interests in private investment funds generally can only be redeemed, in whole or in part, at the end of a given month or quarter. Any such interests that have restrictions on redemptions will be subject to the Fund’s 15% limitation on illiquid investments.
Credit Risk.   An issuer or guarantor of a debt obligation or the counterparty to a derivatives contract or other obligation may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.
Currency Risk.   A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency.
Derivatives Risk.   Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivative instruments. The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, index or commodity, and such derivatives often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment in such derivative instrument. When a derivative is used for hedging, the change in value of the derivative may not correlate specifically with the investment or other risk being hedged. There is also the risk that the other party to the transaction will fail to perform. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS or the money manager’s ability to predict the general direction of market movements, foreign exchange rates, interest rates, or individual securities, as applicable. Predicting such fluctuations is extremely difficult, and thus the successful execution of certain derivative strategies can be highly uncertain. An incorrect prediction may hurt fund performance. If, however, the derivative instrument is being used solely to gain exposure, such as to a market segment, the ability to predict such fluctuations will be less important.
Direct Trading Strategy Risks.   TAS generally will not buy or sell securities within its direct trading strategy directly in response to changing market conditions in general or with respect to specific issuers. This portion of the Fund’s portfolio also likely will be concentrated to a significant extent in a small number of issuers or particular industries (see Focus Risk below). As a result, such portion of the Fund’s portfolio may face greater risks than if it were managed directly in response to market conditions or more broadly diversified over a greater number of issuers or industries.
Focus Risk.   The greater the Fund’s exposure to any single type of investment — including investment in a given industry, sector, region, country, issuer, or type of investment — the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.

TIFF Multi-Asset Fund Summary
Foreign and Emerging Markets Risk.   Securities issued by foreign entities may involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer, and foreign issuers may not be subject to legal, accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. These risks are intensified in the case of investments in emerging market countries, whose political, legal, economic and social systems supporting their securities markets tend to be less developed and less stable than those of more developed nations.
Interest Rate Risk.   Interest rate changes can be sudden and unpredictable and are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Bond prices typically fluctuate due to changing interest rates and generally vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause the Fund’s interest income to decline, and rising interest rates may cause the value of the Fund’s bond investments to fall.
Leveraging Risk.   Certain transactions may give rise to a form of leverage and many of the acquired funds use leverage on a regular basis. Leverage, including borrowing, may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. The use of derivatives may also create leveraging risk. To limit such leveraging risk, the Fund observes asset segregation requirements to cover its obligations under derivative instruments.
Liquidity Risk.   From time to time, certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. Interests in many of the acquired funds and certain other instruments in which the Fund invests are illiquid due to restrictions on transfer, the lack of a trading market, or for other reasons. Reduced liquidity is likely to have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. Restrictions or limitations on transfer may also result in a lower value for the security.
Market Disruption Risks Related to Russia-Ukraine Conflict.   Russia’s invasion of Ukraine in late February 2022, the resulting responses of various countries, the European Union and NATO to Russia’s actions (including potential further sanctions), the potential for military escalation and other corresponding events, including potential retaliatory actions (including cyberattacks) by Russia, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impact may be particularly acute in certain sectors including, but not limited to, energy, financials, commodities, engineering, and defense. This could negatively affect Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.
Market Risk.   The market value of a security may increase or decrease over time. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may from time to time experience short term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the prices of securities held by the Fund. The global outbreak of COVID-19 has resulted in economic and social uncertainty throughout the world and related market volatility. The COVID-19 outbreak, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant impact on the Fund and its investments and could result in increased volatility of the Fund’s net asset value.
Multi-Manager Risk.   Multi-manager risk is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the Fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.
Short Sale Risk.   The Fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of

TIFF Multi-Asset Fund Summary
replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund’s investment performance will suffer if a security that it has sold short appreciates in value.
Smaller Company Risk.   The stocks of small or medium-sized companies may be more susceptible to market downturns and their prices may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (see Liquidity Risk above).
Fund Performance
The chart below is intended to show the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Prior to December 1, 2021, the Fund received entry fees on purchases and exit fees on redemptions; thus, Fund performance for periods prior to December 1, 2021, reflects those fees’ impact. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.tipfunds.org.
Calendar Year Total Returns (%)
Highest and Lowest Quarterly Returns
(for periods shown in the bar chart)
Highest (2Q 2020)	14.29%
Lowest (1Q 2020)	-12.44%

TIFF Multi-Asset Fund Summary
Average Annual Total Returns (for periods ended 12/31/2021)
The table below illustrates the changes in the Fund’s yearly performance and shows how the Fund’s average returns for one year, five years, ten years, and since Fund inception, compare with selected benchmarks. Prior to December 1, 2021, the Fund received entry fees on purchases and exit fees on redemptions; thus, Fund performance for periods prior to December 1, 2021 reflect those fees’ impact. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.tipfunds.org.
	One Year	Five Years	Ten Years	Since Inception (3/31/95)
TIFF Multi-Asset Fund
Return Before Taxes	12.46%	10.85%	8.47%	8.11%
Benchmark Returns
65/35 Mix (65% MSCI All Country World Index, 35% Bloomberg Barclays US Aggregate Bond Index) (does not reflect fees, expenses, or taxes)	11.22%	10.77%	8.85%	7.32%
Consumer Price Index (“CPI”) + 5% per annum (does not reflect fees, expenses, or taxes)	12.36%	8.05%	7.23%	7.41%
Multi-Asset Fund Constructed Index* (does not reflect taxes)	12.92%	10.87%	8.00%	7.61%
MSCI All Country World Index (does not reflect fees, expenses, or taxes)	18.54%	14.39%	11.84%	7.94%
Bloomberg Barclays US Aggregate Bond Index (does not reflect fees, expenses or taxes)	-1.54%	3.57%	2.90%	5.22%

*
Performance of the Multi-Asset Fund Constructed Index generated from July 1, 2009, through September 30, 2015, was reduced by 0.20% per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. The reported performance of the Constructed Index would increase in the absence of a 0.20% reduction.

Portfolio Management
Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	Jay Willoughby Trevor Graham Zhe Shen	Chief Investment Officer Managing Director Director	2015 2013 2022
Purchase and Sale Information
Purchases may be made on any business day. The minimum initial investment is $2,500,000. The minimum for subsequent purchases is $10,000.
Full and fractional shares may be redeemed on any business day upon a member’s request via phone (1-610-684-8200) or fax (1-610-684-8210), by providing the Fund name, the dollar or share amount to be redeemed, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Redemption notification provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.

TIFF Multi-Asset Fund Summary
Tax Information
Because members of the Fund are typically tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the Fund or on sales of shares of the Fund. Such members may be subject to excise taxes and should consult their tax advisors.

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